UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Suite 900 Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

National Retail Properties, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the Securities and Exchange Commission on February 26, 2009, to reflect the following:

•

the retrospective adoption of FASB Staff Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), effective January 1, 2009 (discussed in Note 1);

•

the retrospective adoption of Statement of Financial Accounting Standard No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51, effective January 1, 2009 (discussed in Note 1);

•

the retrospective adoption of FSP Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, effective January 1, 2009 (discussed in Note 1); and

•	the accounting of certain discontinued operations.

Neither this Current Report nor Exhibit 99.1 hereto reflect any events occurring after the date of filing the 2008 Form 10-K or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the retrospective adoptions and certain reclassifications, as described above. Accordingly, the Company has amended disclosures, to the extent relevant, in only the following items of the 2008 Form 10-K.

•	Part II – Item 6. Selected Financial Data;

•	Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and

•	Part II – Item 8. Financial Statements and Supplementary Data.

Updates provided in exhibits of Item 9.01 are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Revised Part II, Item 6 – Selected Financial Data; Revised Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Revised Part II – Item 8. Financial Statements and Supplementary Data.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President,
Chief Financial Officer,
Assistant Secretary and Treasurer

Dated: June 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Revised Part II, Item 6 – Selected Financial Data; Revised Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Revised Part II – Item 8. Financial Statements and Supplementary Data.

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